John Hancock Funds II

Supplement dated July 26, 2016 to the current prospectus (the Prospectus)

Small Company Growth Fund (the fund)

Effective June 30, 2017, Juliet Ellis will no longer serve as a portfolio manager of the fund. Accordingly, all references to Ms. Ellis as a portfolio manager of the fund will be removed from the Prospectus effective June 30, 2017. Juan Hartsfield, who will become the fund’s lead portfolio manager, and David Paddock will continue to be jointly and primarily responsible for the day-to-day management of the fund’s portfolio as of that date.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated July 26, 2016 to the current Statement of Additional Information (the “SAI”)

Small Company Growth Fund (the “Fund”)

Effective June 30, 2017, Juliet Ellis will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Ms. Ellis as a portfolio manager of the Fund will be removed from the SAI effective June 30, 2017. Juan Hartsfield, who will become lead portfolio manager, and David Paddock will continue to be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio as of that date.

You should read this supplement in conjunction with the SAI and retain it for future reference.